SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 0R 15(d) OF THE
                        SECURITIES EXCHANGE ACT of 1934


                                  OCTOBER 19, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 0-29417


                                  iCRYSTAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                                     62-1581902
  -------------------------------                     -------------------
  (State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                      Identification No.)


                       3237 KING GEORGE HWY., SUITE 101-B
                          SURREY, B.C. CANADA V5P 1B7
                              TEL. (604) 542-5021
                    ----------------------------------------
                (Address and phone number of principal offices)

                                      NONE
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (1) On October 19, 2001, Registrant dismissed Moss Adams LLP. and, on October 10, 2001, Registrant retained Mark Bailey & Co. Ltd. as its auditor. During the two previous fiscal years, the auditor expressed no adverse opinion, nor was any audit qualified or modified. There were no disagreements of any kind between iCrystal, Inc. and Moss Adams.

         (2) On October 19, 2001, Registrant engaged Mark Bailey & Co. Ltd. as its certifying accountant. Management has not previously consulted with Mark Bailey & Co. LTD. on any accounting or financial reporting matters.

         (3) Other than the disclosures above, there are no other matters required pursuant to Form 8-K, or Item 304 of Regulation S-K, to be disclosed herein.

Registrant has received from the auditor a letter acknowledging its agreement with Registrant's response to Item 304(a) of Regulation SK.

A copy of the auditor's letter is included as an exhibit to this filing.

Exhibits attached pursuant to Item 601 of Regulation SK:

(1) Exhibit 16 - Letter from Moss Adams LLP.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                             By:/s/ DEREK BODNARCHUK
                                ----------------
                                    Derek Bodnarchuk
                                    President

Date: October 25, 2001

                            EXHIBITS TO THIS REPORT


Exhibit #     Description

   16         Letter from Moss Adams LLP.